LOCK-UP AGREEMENT

July 27, 2011

CDSI Holdings Inc.
100 S.E. Second Street, 32nd Floor
Miami, Florida 33131

Ladies and Gentlemen:

In connection with the Merger Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of July 27, 2011, by and among CDSI Holdings Inc. (“CDSI”), CDSI Merger Sub, Inc., SG Blocks, Inc. and certain of the stockholders of SG Blocks, Inc., to induce the parties to consummate the transactions contemplated by the Merger Agreement, the undersigned agrees to, neither directly nor indirectly, during the “Restricted Period” (as hereinafter defined):

(1)
sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a “Transfer”) any legal or beneficial interest in any shares of CDSI Common Stock (as defined in the Merger Agreement) issued to the undersigned or to any other person or entity of which the undersigned is an affiliate in connection with the transactions contemplated by the Merger Agreement or otherwise owned or acquired by the undersigned on or prior to the commencement of the Restricted Period (the “Restricted Securities”),

(2)
enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted Securities, whether such swap transaction is to be settled by delivery of any Restricted Securities or other securities of any person, in cash or otherwise, or

(3)	publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any of the Restricted Securities.

As used herein, “Restricted Period” means the period commencing on the Closing Date (as defined in the Merger Agreement) and ending on the day preceding the day that is twelve months after the Closing Date.

Notwithstanding the foregoing limitations, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities, either during the undersigned’s lifetime or on the undersigned’s death, by gift, will or intestate succession, or by judicial decree, to the undersigned’s “family members” (as defined below) or to trusts, family limited partnerships and similar entities primarily for the benefit of the undersigned or the undersigned’s “family members”; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities except in accordance with this Lock-Up Agreement.  For purposes of this sub-paragraph, “family member” shall mean spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transferor’s spouse. Also notwithstanding the foregoing limitations, in the event the undersigned is an entity rather than an individual, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities to the shareholders of such entity, if it is a corporation, to the members of such entity, if it is a limited liability company, or to the partners in such entity, if it is a partnership; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities in accordance with this Lock-Up Agreement.

Any of the Restricted Securities subject to this Lock-Up Agreement may be released in whole or part from the terms hereof only upon the approval of the Committee (as defined in the Merger Agreement).

The undersigned hereby authorizes CDSI’s transfer agent to apply to any certificates representing Restricted Securities issued to the undersigned the appropriate legend to reflect the existence and general terms of this Lock-up Agreement.

This Lock-up Agreement will be legally binding on the undersigned and on the undersigned’s successors and permitted assigns, and is executed as an instrument governed by the law of Delaware.

[signature page follows]

SIGNATURE PAGE TO THE LOCK-UP AGREEMENT

Signature

Name:

Address:

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